EXHIBIT 10.1
                                                                    ------------


                               ATTORNEYS.COM, INC.
                   186 P.C.N.A. Parkway, Lake Helen, FL 32744
                     P.O. Box 280, Lake Helen, FL 32744-0280
                      Telephone: 800-644-3458 904-228-1000
                             Facsimile: 904-228-0276

August 10, 2000

McKinsey & Company, Inc. United States
ATTN: Ms. Jean Molino
55 East 52nd Street
New York, New York  10055

         Re:      Attorneys.com, Inc./McKinsey Agreement

Dear Ms. Molino:

         This agreement amends that certain Consulting Agreement dated as of February 29, 2000 between Attorneys.com, Inc. (formerly The Publishing Company of North America, Inc.) and McKinsey & Company, Inc. United States by inserting the attached Exhibit A in place of the original "Scope of Services" attached as Exhibit A.
         This agreement is being provided to you in two conforming originals; please execute both, return one to me, and keep one for your files.
         Thank you for your time and attention to this matter.

                                            Very truly yours,

                                            /s/ James M. Koller
                                            -----------------------------------
                                            James M. Koller
                                            Chief Financial Officer

We hereby agree to the forgoing:

McKinsey & Company, Inc. United States

By:  /s/ Jean Molino
     ---------------------------------------

JMK/djs
Attachment
cc:      Michael Harris, Esquire


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                                    EXHIBIT A

                                Scope of Services


The scope of services of McKinsey & Company, Inc., United States shall be consulting services related to refining the strategic positioning and further developing of a plan for a new Internet-based business, subject to any specification or changes made upon mutual agreement of the parties to this Agreement.